Exhibit 99.1

Company to Present at Sequire Clean Tech & EV Conference.

Mississauga – December 6, 2021 — Worksport Ltd (Nasdaq-CM: WKSP) (the “Company”) announced today that it will be presenting virtually at the upcoming Sequire Clean Tech & EV Conference on Monday, December 6th, at 8:00 AM ET. Steven Rossi, Worksport CEO, will be giving the presentation.

“I am very happy to be presenting at the Sequire Clean Tech & EV Conference. This is a great opportunity to share some updates on what’s left to come in 2021 and what’s coming up in 2022. I am very excited at everything that is about to take place and we hope that everyone sticks around for what’s to come”, says Worksport CEO, Steven Rossi.

Event: Worksport Ltd. Presentation at the Sequire Clean Tech & EV Conference

Date: Monday, December 6th, 2021

Time: 8:00 AM Eastern Time

Register to watch the presentation HERE. Investors can also request 1x1 meetings with Company on the event website.

Summary of Sequire Clean Tech Conference

Around the globe, companies and consumers are shifting their focus to clean technology, electric vehicles, and more sustainable practices. On December 6th, join the Sequire Clean Tech & EV Conference to discover which public companies are emerging as leaders and are innovating this space. Watch and connect with CleanTech executives who are paving the path toward a carbon neutral future.

About Worksport Ltd.

Worksport Ltd. (Nasdaq: WKSP), through its subsidiaries, designs, develops, manufactures, and owns the IP on a variety of tonneau covers, solar integrations, and NP (Non-Parasitic), Hydrogen-based true green energy solutions for the sustainable, clean energy, and automotive industries. Worksport Ltd. seeks to capitalize on the growing shift of consumer mindsets towards clean energy integrations with its proprietary solar solutions, mobile energy storage systems (ESS), and NP (Non-Parasitic), Hydrogen-based technology. For more information, please visit www.worksport.com, www.investworksport.com and www.goterravis.com.

Connect with Worksport:

Please follow the company’s social media accounts on Twitter, Facebook, Linkedin, and Instagram, as well as sign up for the company’s newsletters at www.worksport.com or www.investworksport.com. Worksport Ltd. strives to provide frequent updates of its operations to its community of investors, clients, and customers to maintain the highest level of visibility.

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For additional information, please contact:

Steven Obadiah

Business Development Manager

Worksport Ltd.

T: 1-(888) 506-2013

E: investors@worksport.com

W: www.investworksport.com

Forward-Looking Statements

The information contained herein may contain “forward-looking statements.” Forward-looking statements reflect the current view about future events. When used in this press release, the words “anticipate,” “believe,” “estimate,” “expect,” “future,” “intend,” “plan,” or the negative of these terms and similar expressions, as they relate to us or our management, identify forward-looking statements. Such statements include, but are not limited to, statements contained in this press release relating to the view of management of the Company concerning its business strategy, an up listing to a national exchange, future operating results and liquidity and capital resources outlook. Forward-looking statements are based on the Company’s current expectations and assumptions regarding its business, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. The Company’s actual results may differ materially from those contemplated by the forward-looking statements. They are neither statements of historical fact nor guarantees of assurance of future performance. We caution you therefore against relying on any of these forward-looking statements. Factors or events that could cause the Company’s actual results to differ may emerge from time to time, and it is not possible for the Company to predict all of them. The Company cannot guarantee future results, levels of activity, performance, or achievements. Except as required by applicable law, including the securities laws of the United States, the Company does not intend to update any of the forward-looking statements to conform these statements to actual results. No Stock Exchange or Regulation Services Provider accepts responsibility for the adequacy or accuracy of this release.